UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2007

XCORPOREAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31608 (Commission File Number)	98-0349685 (I.R.S. Employer Identification Number)

11150 Santa Monica Boulevard, Suite 340, Los Angeles, California 90025
(Address of principal executive offices, including zip code)

(310) 424-5668
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

 ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))
 ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     A copy of the Executive Chairman Agreement we entered into with Terren S. Peizer on August 10, 2007, as set forth in the current report on Form 8-K filed August 10, 2007, is attached hereto as Exhibit 10.1 and incorporated by reference.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

10.1    Executive Chairman Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: August 17, 2007	XCORPOREAL, INC.

	By:	/s/ Winson W. Tang
Winson W. Tang
Chief Operating Officer